                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
McLeodUSA Incorporated
(Formerly McLeod, Inc.)
Cedar Rapids, Iowa


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1997, except for the first paragraph of Note 4, as to which the date is March 4, 1997, with respect to the consolidated financial statements of McLeodUSA Incorporated and subsidiaries, included in its prospectus, dated December 1, 1997, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.



                                  McGLADREY & PULLEN LLP


Cedar Rapids, Iowa
January 9, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Ruffalo, Cody & Associates, Inc.
Cedar Rapids, Iowa


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1996, with respect to the consolidated financial statements of Ruffalo, Cody & Associates, Inc. and subsidiary, included in McLeodUSA Incorporated's prospectus, dated December 1, 1997, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.



                                  McGLADREY & PULLEN LLP


Cedar Rapids, Iowa
January 9, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
TelecomUSA Publishing Group, Inc.
Cedar Rapids, Iowa


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 27, 1996, with respect to the consolidated financial statements of TelecomUSA Publishing Group, Inc. and subsidiaries, included in its prospectus, dated December 1, 1997, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.



                                  McGLADREY & PULLEN LLP


Cedar Rapids, Iowa
January 9, 1998